UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Klarabergsviadukten 70, Section B, 7th Floor,
Box 70381, Stockholm, Sweden	SE-107 24
(Address of principal executive offices)	(Zip code)

+46 8 587 206 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	ALV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 11, 2023, Autoliv, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”), where a total of 68,199,015 shares were represented in person or by valid proxy. The proposals presented at the Annual Meeting are described in detail in the Company’s Definitive Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 23, 2023. At the Annual Meeting, the Company’s stockholders took the following actions:

Election of Directors

Mr. Mikael Bratt, Ms. Laurie Brlas, Mr. Jan Carlson, Mr. Hasse Johansson, Mr. Leif Johansson, Mr. Franz-Josef Kortüm, Mr. Frédéric Lissalde, Dr. Xiaozhi Liu, Mr. Gustav Lundgren, Mr. Martin Lundstedt, and Mr. Thaddeus Senko were each elected to the Company’s board of directors (the “Board”) for a one-year term until the 2024 annual meeting of stockholders.

The votes cast were as follows:

Mr. Mikael Bratt: 63,564,684 votes for, 476,249 votes withheld, and 4,158,082 broker non-votes.

Ms. Laurie Brlas: 61,295,192 votes for, 2,745,741 votes withheld, and 4,158,082 broker non-votes.

Mr. Jan Carlson: 58,046,225 votes for, 5,994,708 votes withheld, and 4,158,082 broker non-votes.

Mr. Hasse Johansson: 63,491,363 votes for, 549,570 votes withheld, and 4,158,082 broker non-votes.

Mr. Leif Johansson: 55,935,105 votes for, 8,105,828 votes withheld, and 4,158,082 broker non-votes.

Mr. Franz-Josef Kortüm: 61,179,178 votes for, 2,861,755 votes withheld, and 4,158,082 broker non-votes.

Mr. Frédéric Lissalde: 61,481,089 votes for, 2,559,8444 votes withheld, and 4,158,082 broker non-votes.

Dr. Xiaozhi Liu: 63,235,284 votes for, 805,649 votes withheld, and 4,158,082 broker non-votes.

Mr. Gustav Lundgren: 62,353,913 votes for, 1,687,020 votes withheld, and 4,158,082 broker non-votes.

Mr. Martin Lundstedt: 63,536,320 votes for, 504,613 votes withheld, and 4,158,082 broker non-votes.

Mr. Thaddeus Senko: 63,444,932 votes for, 596,001 votes withheld, and 4,158,082 broker non-votes.

Advisory vote to approve executive compensation

62,207,458 votes for, 973,614 votes against, 859,861 abstentions, and 4,158,082 broker non-votes.

Advisory vote on the frequency of advisory votes on executive compensation

62,053,783 votes for ONE YEAR, 87,453 votes for TWO YEARS, 1,477,674 votes for THREE YEARS, 422,023 abstentions, and 4,158,082 broker non-votes..

Ratification of appointment of independent registered public accountants

61,384,861 votes for, 6,350,725 votes against, 463,429 abstentions and 0 broker non-votes.

A copy of the press release dated May 11, 2023 regarding the results of the Annual Meeting is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 8.01 Other Events.

Second Quarter Dividend

In a press release dated May 10, 2023, the Company announced that the Board declared a quarterly dividend of $0.66 cents per share for the second quarter of 2023. The dividend will be payable on Tuesday, June 13, 2023 to the Company stockholders of record on the close of business on Thursday, May 25, 2023.

A copy of the press release dated May 10, 2023 regarding the second quarter dividend is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Press Release of Autoliv, Inc. dated May 11, 2023 (Annual Meeting).
99.2	Press Release of Autoliv, Inc. dated May 10, 2023 (Dividend Declaration).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Autoliv, Inc. dated May 11, 2023 (Annual Meeting).
99.2	Press Release of Autoliv, Inc. dated May 10, 2023 (Dividend Declaration).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC

By:	/s/ Anthony J. Nellis
Name:	Anthony J. Nellis
Title:	Executive Vice President, Legal Affairs and General Counsel

Date: May 16, 2023